UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 22, 2008
MACKINAC FINANCIAL CORPORATION
(previous filings under the name NORTH COUNTRY FINANCIAL CORPORATION)
(Exact name of registrant as specified in its charter)

MICHIGAN	0-20167	38-2062816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN	49854
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (888) 343-8147
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
This form 8-K filing is being made by Mackinac Financial Corporation in order to provide additional detail of nonperforming assets as of December 31, 2007. This additional information is being provided in respect to inquiries the Corporation has received from investors and analysts, and is designed to increase transparency for investors and other constituents. The Schedule of Nonperforming Assets included with this filing provides year-end balances of nonperforming assets, specific reserves and guarantees related to these assets, and management’s current assessment of exposure or loss.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
The following exhibits are furnished herewith:

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION
99.1	Nonperforming Asset Analysis as of December 31, 2007
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MACKINAC FINANCIAL CORPORATION
Date: February 22, 2008

By:	/s/ Ernie R. Krueger
Ernie R. Krueger
EVP/CFO

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION
99.1	Nonperforming Asset Analysis as of December 31, 2007